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                                                                 EXHIBIT 10.1(a)

                         FRIENDLY ICE CREAM CORPORATION

                             1997 STOCK OPTION PLAN


                      (as amended effective March 27, 2000)

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                                TABLE OF CONTENTS

SECTION 1  .................................................................1
      GENERAL...............................................................1
           1.1.  Purpose....................................................1
           1.2.  Participation..............................................1

SECTION 2   ................................................................2
      OPTIONS ..............................................................2
           2.1.  Definition.................................................2
           2.2.  Eligibility................................................2
           2.3.  Price......................................................2
           2.4.  Exercise...................................................3
           2.5.  Post-Exercise Limitations..................................3
           2.6.  Expiration Date............................................3
           2.7.  Reload Provision...........................................4

SECTION 3  .................................................................5
      STOCK APPRECIATION RIGHTS.............................................5
           3.1.  Definition.................................................5
           3.2.  Eligibility................................................5
           3.3.  Exercise...................................................5
           3.4.  Settlement of Award........................................6
           3.5.  Post-Exercise Limitations..................................6
           3.6.  Expiration Date............................................6

SECTION 4  .................................................................6
      OPERATION OF THE PLAN.................................................6
           4.1.  Effective Date.............................................6
           4.2.  Shares Subject to Plan.....................................7
           4.3.  Individual Limits on Awards................................7
           4.4.  Adjustments to Shares......................................7
           4.5.  Limit on Distribution......................................8
           4.6.  Withholding................................................8
           4.7.  Transferability............................................8
           4.8.  Notices....................................................8
           4.9.  Form and Time of Elections.................................9

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
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SECTION 4
      OPERATION OF THE PLAN ................................................
           4.10. Agreement With Company.....................................9
           4.11. Limitation of Implied Rights...............................9
           4.12. Evidence...................................................9
           4.13. Action by Company or Related Company......................10
           4.14. Gender and Number.........................................10

SECTION 5  ................................................................10
      ADMINISTRATION.......................................................10

SECTION 6  ................................................................11
      CHANGE IN CONTROL....................................................11

SECTION 7  ................................................................12
      AMENDMENT AND TERMINATION............................................12

                                       ii                                3/27/00
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                         FRIENDLY ICE CREAM CORPORATION
                             1997 STOCK OPTION PLAN

                      (as amended effective March 27, 2000)

SECTION 1

GENERAL

       1.1. PURPOSE. The Friendly Ice Cream Corporation 1997 Stock Option Plan (the "Plan") has been established by Friendly Ice Cream Corporation (the "Company") to:

              (a) attract and retain employees and other persons providing services to the Company and the Related Companies (as defined below);

              (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals;

              (c) provide incentive compensation opportunities that are competitive with those of other major corporations; and

              (d) further identify Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock;

              and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term stockholder return. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) with respect to the Company.

       1.2. PARTICIPATION. Subject to the terms and conditions of the Plan, the Board (as described in Section 5)shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more awards under Sections 2 or 3 of the Plan (an "Award"), and thereby become "Participants" in the Plan. For purposes of the Plan, the term "Eligible Individual" shall mean any employee of the Company or a Related Company who is classified as salary grade 107 or above, and any other person providing material services to the Company or a Related Company that is designated by the Board as eligible for participation in the Plan.

                                        1                                3/27/00
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SECTION 2

OPTIONS

       2.1. DEFINITIONS. The grant of an "Option" under this Section 2 entitles the Participant to purchase shares of common stock of the Company ("Stock") at a price fixed at the time the Option is granted, subject to the terms of this Section. Options granted under this Section may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Board. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422 of the Code. A "Non-Qualified Stock Option" is an Option that is not intended to be an Incentive Stock Option.

       2.2. ELIGIBILITY. The Board shall designate the Participants to whom Options are to be granted under this Section and shall determine the number of shares of Stock subject to each such Option. To the extent that the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by section 422 of the Code.

       2.3. PRICE. The determination and payment of the purchase price of a share of Stock under each Option granted under this Section shall be subject to the following:

              (a) The purchase price shall be established by the Board at the time the Option is granted; provided, however, that in no event shall such price be less than the greater of (i) the Fair Market Value (defined below) or (ii) the par value of a share of Stock on such date.

              (b) Subject to the following provisions of this subsection, the full purchase price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

              (c) The purchase price shall be payable in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise) that have been held by the Participant at least six months, or in any combination thereof, as determined by the Board.

              (d) A Participant may elect to pay the purchase price upon the exercise of an Option through a cashless exercise arrangement to the extent provided by the Board.

                                        2                                3/27/00
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              (e)    The "Fair Market Value" of a share of Stock of the Company as of any date shall be the closing sales price per share of the Stock on the NASDAQ or OTC for that date as reported in the Wall Street Journal (or other reliable source of financial information as determined by the Company) on the next following business date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

       2.4. EXERCISE. Except as otherwise expressly provided in the Plan, an Option granted under this Section shall be exercisable in accordance with the following terms of this subsection:

              (a) The terms and conditions relating to exercise of an Option shall be established by the Board, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise of the Option or achievement of Stock ownership objectives by the Participant. The Board, in its sole discretion, may accelerate the vesting of any Option under circumstances designated by it at the time the Option is granted or thereafter.

              (b) No Option may be exercised by a Participant after the Expiration Date (as defined in subsection 2.6) applicable to that Option.

              (c) The exercise of an Option will result in the surrender of the corresponding rights under a tandem Stock Appreciation Right (as described in Section 3), if any.

       2.5. POST-EXERCISE LIMITATIONS. The Board, in its discretion, may impose such restrictions on shares of Stock acquired pursuant to the exercise of an Option (including stock acquired pursuant to the exercise of a tandem Stock Appreciation Right) as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Stock ownership by the Participant and such other factors as the Board determines to be appropriate.

       2.6. EXPIRATION DATE. Unless determined otherwise by the Board at the time an Option is granted, the "Expiration Date" with respect to an Option means the earliest to occur of:

              (a) the ten-year anniversary of the date on which the Option is granted;

              (b) if the Participant's Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination;

                                        3                                3/27/00
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              (c)    if the Participant's Date of Termination occurs by reason
                     of Retirement, the three-year anniversary of such Date of Termination; or

              (d) if the Participant's Date of Termination occurs for reasons other than Retirement, death or Disability, the three-month anniversary of such Date of Termination, or such earlier date as may be established by the Board.

              For purposes of the Plan, a Participant's "Date of Termination" shall be the date on which he both ceases to be an employee of the Company and the Related Companies and ceases to perform material services (including, but not limited to, consulting services or service as a member of the Board) for the Company and the Related Companies, regardless of the reason for the cessation; provided that a "Date of Termination" shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the Company or the Related Company which was the recipient of the Participant's services. Except as otherwise provided by the Board, a Participant shall be considered to have a "Disability" during the period in which he is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Board, is expected to have a duration of not less than 180 days. "Retirement" of a Participant shall mean the occurrence of a Participant's Date of Termination after providing at least five years of service to the Company or the Related Companies and attaining age 55.

       2.7. RELOAD PROVISION. In the event the Participant exercises an Option and pays all or a portion of the purchase price in Stock in the manner permitted by subsection 2.3, or satisfies withholding obligations in Stock if permitted under subsection 4.6, such Participant (either pursuant to the terms of the Option Award, or pursuant to the exercise of Board discretion at the time the Option is exercised) may be issued a new Option to purchase additional shares of Stock equal to the number of shares of Stock surrendered to the Company in such payment. Such new Option shall have an exercise price equal to the Fair Market Value per share on the date such new Option is granted, shall first be exercisable six months from the date of grant of the new Option and shall have an Expiration Date on the same date as the Expiration Date of the original Option so exercised by payment of the purchase price or withholding in shares of Stock.

                                        4                                3/27/00
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SECTION 3

STOCK APPRECIATION RIGHTS

       3.1. DEFINITION. Subject to the terms of this Section, a "Stock Appreciation Right" granted under the Plan entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 3.4), value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise over (b) a specified price designated at the time the Stock Appreciation Right is granted which price shall not be less than the Fair Market Value of a share of Stock on such date or, if granted in tandem with an Option, the exercise price with respect to shares under the tandem Option.

       3.2. ELIGIBILITY. Subject to the provisions of the Plan, the Board shall designate the Participants to whom Stock Appreciation Rights are to be granted under the Plan, shall determine the exercise price or a method by which the price shall be established with respect to each such Stock Appreciation Right and shall determine the number of shares of Stock on which each Stock Appreciation Right is based. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously-granted Option or not in connection with an Option. If a Stock Appreciation Right is granted in connection with an Option then, in the discretion of the Board, the Stock Appreciation Right may, but need not, be granted in tandem with the Option.

       3.3. EXERCISE. The exercise of Stock Appreciation Rights shall be subject to the following:

              (a) If a Stock Appreciation Right is not in tandem with an Option, then the Stock Appreciation Right shall be exercisable in accordance with the terms established by the Board in connection with such rights; and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise of the Stock Appreciation Rights or achievement of objectives relating to Stock ownership by the Participant. The Board, in its sole discretion, may accelerate the vesting of any Stock Appreciation Right under circumstances designated by it at the time the Stock Appreciation Right is granted or thereafter. No Stock Appreciation Right subject to this paragraph may be exercised by a Participant after the Expiration Date (as defined in subsection 3.6) applicable to that Stock Appreciation Right.

              (b) If a Stock Appreciation Right is in tandem with an Option, then the Stock Appreciation Right shall be exercisable at the time the tandem Option is exercisable. The exercise of a Stock Appreciation Right will result in the surrender of the corresponding rights under the tandem Option.

                                        5                                3/27/00
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       3.4.   SETTLEMENT OF AWARD. Upon the exercise of a Stock Appreciation
              Right, the value to be distributed to the Participant, in accordance with subsection 3.1, shall be distributed in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash or in a combination thereof, in the discretion of the Board.

       3.5. POST-EXERCISE LIMITATIONS. The Board, in its discretion, may impose such restrictions on shares of Stock acquired pursuant to the exercise of a Stock Appreciation Right as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, ownership of Stock by the Participant and such other factors as the Board determines to be appropriate.

       3.6. EXPIRATION DATE. If a Stock Appreciation Right is in tandem with an Option, then the "Expiration Date" for the Stock Appreciation Right shall be the Expiration Date for the related Option. If a Stock Appreciation Right is not in tandem with an Option, then unless determined otherwise by the Board, the "Expiration Date" for the Stock Appreciation Right shall be the earliest to occur of:

              (a) the ten-year anniversary of the date on which the Stock Appreciation Right is granted;

              (b) if the Participant's Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination; or

              (c) if the Participant's Date of Termination occurs by reason of Retirement, the three-year anniversary of such Date of Termination; or

              (d) if the Participant's Date of Termination occurs by reason other than Retirement, death or Disability, the three-month anniversary of such Date of Termination.

SECTION 4

OPERATION OF PLAN

       4.1. EFFECTIVE DATE. The Plan shall be effective as of the date it is adopted by the Board; provided, however, that Awards granted under the Plan prior to its approval by stockholders will be contingent on approval of the Plan by the Company's stockholders. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any shares of Stock awarded under it are outstanding and not fully vested; provided, however, that no new Awards shall be made under the Plan on or after the tenth anniversary of the date on which the Plan is adopted by the Board.

                                        6                                3/27/00
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       4.2.   SHARES SUBJECT TO PLAN. The shares of Stock with respect to which
              Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of subsection 4.4, the number of shares of Stock which may be issued with respect to Awards under the Plan shall not exceed 839,970 shares in the aggregate, representing an increase of 439,970 shares effective March 27, 2000 which incremental shares may only be issued as NQSO's. Except as otherwise provided herein, any shares subject to an Award which for any reason expires or is terminated without issuance of shares (whether or not cash or other consideration is paid to a Participant in respect of such shares) shall again be available under the Plan.

       4.3. INDIVIDUAL LIMITS ON AWARDS. Notwithstanding any other provision of the Plan to the contrary, no Participant shall receive any Award of an Option or Stock Appreciation Right under the Plan to the extent that the sum of:

              (a)    the number of shares of Stock subject to such Award;

              (b) the number of shares of Stock subject to all other prior Awards of Options and Stock Appreciation Rights under the Plan during the one-year period ending on the date of the Award; and

              (c) the number of shares of Stock subject to all other prior stock options and stock appreciation rights granted to the Participant under other plans or arrangements of the Company and Related Companies during the one-year period ending on the date of the Award;

              would exceed the Participant's Individual Limit under the Plan. The determination made under the foregoing provisions of this subsection shall be based on the shares subject to the awards at the time of grant, regardless of when the awards become exercisable. Subject to the provisions of subsection 4.4, a Participant's "Individual Limit" shall be 100,000 shares.

       4.4. ADJUSTMENTS TO SHARES. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Stock or other change in the corporate structure or capitalization affecting the Stock, the type and number of shares of stock which are or may be subject to awards under the Plan and the terms of any outstanding awards (including the price at which shares of stock may be issued pursuant to an outstanding award) shall be equitably adjusted by the Board, in its sole discretion, to preserve the value of benefits awarded or to be awarded to Participants under the Plan; provided, however, in the event of a merger or sale of substantially all of the assets of the Company, the Board, in its sole discretion, may substitute awards of equal value for awards under the Plan or

                                        7                                3/27/00
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              cancel outstanding awards, provided that the Participant receives an amount that the Board believes is reasonable payment therefor.

       4.5. LIMIT ON DISTRIBUTION. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

              (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

              (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, the Board may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Board, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

              (c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

       4.6. WITHHOLDING. All Awards under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Stock which the Participant already owns or to which a Participant is otherwise entitled under the Plan.

       4.7. TRANSFERABILITY. Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection, the Board may permit Awards under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust for the benefit of a Participant's family), subject to such limits as the Board may establish.

       4.8. NOTICES. Any notice or document required to be filed with the Board under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Board, in care of the Company, at its principal executive offices. The Board may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

                                        8                                3/27/00
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       4.9.   FORM AND TIME OF ELECTIONS. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Board at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Board shall require.

       4.10. AGREEMENT WITH COMPANY. At the time of an Award to a Participant under the Plan, the Board may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Board, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Board may, in its sole discretion, prescribe.

       4.11.  LIMITATION OF IMPLIED RIGHTS.

              (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company and any Related Company. Nothing contained in the Plan shall constitute a guarantee by the Company or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

              (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and shares of Stock are registered in his name.

       4.12. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                        9                                3/27/00
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       4.13.  ACTION BY COMPANY OR RELATED COMPANY. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the company.

       4.14. GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

SECTION 5

ADMINISTRATION

The authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors of the Company (the "Board"), subject to the following:

              (a) Subject to the provisions of the Plan, the Board will have the authority and discretion to select employees to receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and to cancel or suspend Awards. In making such Award determinations, the Board may take into account the nature of services rendered by the respective employee, his present and potential contribution to the Company's success and such other factors as the Board deems relevant.

              (b) The Board will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

              (c) Any interpretation of the Plan by the Board and any decision made by it under the Plan is final and binding on all persons.

              (d) Except as otherwise expressly provided in the Plan, where the Board is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Board may reserve the authority to have such determination made by the Board in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award);

                                       10                                3/27/00
provided, however, the Board, in its sole discretion, may delegate any or all of its authority under the Plan to a committee of the Board and, to the extent so delegated, references to the Board hereunder shall be deemed to refer such committee. Except to the extent prohibited by applicable law or the rules of any stock exchange, the Board or, if applicable, the committee of the Board, may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Board or committee, if applicable, at any time.

SECTION 6

CHANGE IN CONTROL

Except as otherwise provided in the agreement reflecting the applicable Award, upon the occurrence of a Change in Control all outstanding Options and Stock Appreciation Rights shall become immediately exercisable. For purposes of the Plan, a "Change in Control" shall be deemed to occur on the earliest of the existence of one of the following events:

              (a) (i) any "person" (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than one or more Permitted Holders (as defined below), is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 35% of the total voting power of the Voting Stock (as defined below) of the Company and (ii) the Permitted Holders "beneficially own" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of the Company than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company;

              (b) individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

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              (c)    approval by the Company's shareholders of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly and indirectly, more than 70% of, respectively, the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or of a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 6, the term "Permitted Holders" means
Donald N. Smith, The Equitable Life Assurance Society of the U.S., the Company's then existing senior management and their respective affiliates. The term "Voting Stock" of the Company means all classes of capital stock of the Company then outstanding and normally entitled to vote in the election of directors.

SECTION 7

AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 4.4 (relating to certain adjustments to shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board.

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